UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

Supernus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1550 East Gude Drive	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On November 5, 2019, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2019. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As previously announced, Supernus will host a conference call at 9:00 a.m. Eastern Time on Wednesday, November 6, 2019, to present the business and financial results. A live webcast will be available at www.supernus.com. The webcast will be archived on the Company’s website for 60 days following the live call. Callers should dial in approximately 10 minutes prior to the start of the call. The phone number to join the conference call is +1 (877) 288-1043 (U.S. and Canada) or +1 (970) 315-0267 (international). The access code for the live call is 8278897.

The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events.

On November 5, 2019, the Company issued a press release announcing the topline results from one of its Phase III studies of SPN-810 for the treatment of Impulsive Aggression ("IA") in attention deficit hyperactivity disorder (“ADHD”) patients 6 to 11 years old. The Phase III P301 trial in patients 6 to 11 years old did not meet its primary endpoint. The study was a randomized, double-blind, placebo controlled, multicenter, parallel group clinical trial in patients diagnosed with ADHD. Patients receiving SPN-810 36 mg showed a median percent reduction in the average weekly frequency of impulsive aggression episodes from baseline that was not statistically significant compared to placebo. These results are based on the combined analysis of data from stage 1 (interim analysis stage) and stage 2 (post interim analysis stage) in the study. In stage 1, the median percent reduction was statistically significant compared to placebo. However, in stage 2 of the study, post the interim analysis, the increase in variability in the 36mg treatment arm seems to have adversely impacted the results in the combined analysis. The median percent reduction in frequency of IA behavior in this Phase III study is consistent with the range of percent improvement in the retrospective modified aggression scale in the two positive treatment arms in the Phase IIb study.

Overall, the trial exhibited favorable tolerability and safety profiles with low incidence of adverse events (AEs) across all doses. AEs were mild leading to low discontinuance rates for the 18mg, 36mg and combined treatment arms, respectively.

The Company will stop enrollment in the Phase III P302 trial in patients 6 to 11 years old and analyze the data, which is expected to be available by the end of 2019. In the meantime, enrollment in the P503 Phase III trial (adolescents) is on hold until data from the P302 study are available and a final decision is reached regarding the SPN-810 program in IA. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for Supernus’ ongoing obligations to disclose material information under the federal securities laws, Supernus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which Supernus competes, the forward-looking statements of Supernus contained in this Current Report on Form 8-K are also subject to various risks and uncertainties, including those set forth in Item 1A, “Risk Factors,” in Supernus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which the Company filed on March 1, 2019.

Item 9.01                                           Financial Statements and Exhibits*.

(d)                                 Exhibit

The following document is furnished as an Exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1 — Press Release Dated November 5, 2019.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

______________________________________

* The information furnished under Item 2.02 and item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities act of 1933, as amended, except as shall be set forth by specific reference in such filing.

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated November 5, 2019.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: November 6, 2019	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Senior Vice-President and Chief Financial Officer